Exhibit 99.1

Press Release — For Immediate Release
April 18, 2017

Penns Woods Bancorp, Inc. Reports First Quarter 2017 Earnings

Williamsport, PA — April 18, 2017 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by loan and deposit growth, achieving net income of $2,686,000 for the three months ended March 31, 2017 resulting in basic and dilutive earnings per share of $0.57 and $0.56 respectively.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains, was $2,555,000 for the three months ended March 31, 2017 compared to $2,764,000 for the same period of 2016. The decline was attributable to several factors including the continued shift of earning assets from the investment portfolio to the loan portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has increased due to the conclusion of the ten year tax credit generation period of several low income elderly housing projects in our market footprint in which the company participates.

•	Operating earnings per share for the three months ended March 31, 2017 were $0.54 for both basic and dilutive, a decrease from $0.58 for basic and dilutive for the same period of 2016.

•	Return on average assets was 0.79% for the three months ended March 31, 2017 compared to 0.94% for the corresponding period of 2016.

•	Return on average equity was 7.69% for the three months ended March 31, 2017 compared to 8.95% for the corresponding period of 2016.

“The focus during the first quarter of 2017 can be summed up in a single word, future. The earning asset portfolio continued to add high quality assets while shifting revenue generation from the investment portfolio to loan portfolio. The indirect auto lending program that started in 2016 in a limited market area has been a success and will be expanded to the entire market area during the second quarter. While the balance sheet was preparing for the future, so was the branch network. Numerous maintenance projects to allow for a more efficient customer experience have been completed or are in process, including a complete remodel of the Williamsport lobby and customer service areas. Site preparation was started on two branch sites and two other sites are in the design phase. Preparing the organization for the future, whether in the form of new product implementation, infrastructure additions and improvements, or the addition of team members does cause a short-term drag on earnings. However, our outlook is not focused solely on tomorrow but rather building towards the long-term success of the company,” said Richard A. Grafmyre, CFP®, President and CEO.
A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three months ended March 31, 2017 was $2,686,000 compared to $3,078,000 for the same period of 2016. Results for the three months ended March 31, 2017 compared to 2016 were impacted by a decrease in after-tax securities gains of $183,000 (from a gain of $314,000 to a gain of $131,000) for the three month periods. Basic and dilutive earnings per share for the three months ended March 31, 2017 were $0.57 and $0.56 compared to $0.65 basic and dilutive for the corresponding period of 2016.  Return on average assets and return on average equity were 0.79% and 7.69% for the three months ended March 31, 2017 compared to 0.94% and 8.95% for the corresponding period of 2016.

Net Interest Margin

The net interest margin for the three months ended March 31, 2017 was 3.40% compared to 3.57% for the corresponding period of 2016.  The decline in the net interest margin was driven by a decreasing yield on the investment portfolio due to the continued lower than historical rate environment that limits the yield that we can acquire into the portfolio and our strategic decision to continue repositioning the portfolio through active management in anticipation of a steadily rising rate environment. The impact of the declining investment portfolio yield and decreasing investment portfolio balance was partially offset by a 6.71% growth in gross loans from March 31, 2016 to March 31, 2017. The loan growth was funded by an increase in core deposits and a decrease in the investment portfolio.  Core deposits represent a lower cost funding source than time deposits and comprise 82.32% of total deposits at March 31, 2017 and 79.22% at March 31, 2016.

Assets

Total assets increased $82,571,000 to $1,400,708,000 at March 31, 2017 compared to March 31, 2016.  Net loans increased $69,325,000 to $1,098,195,000 at March 31, 2017 compared to March 31, 2016 primarily due to campaigns related to increasing home equity product market share during 2016 and 2017, growth in the commercial loan portfolio, and the introduction of indirect auto lending during the third quarter of 2016.  The investment portfolio decreased $16,859,000 from March 31, 2016 to March 31, 2017 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in shortening the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio decreased to 0.98% at March 31, 2017 from 1.12% at March 31, 2016 as non-performing loans have decreased to $10,870,000 at March 31, 2017 from $11,648,000 at March 31, 2016. The majority of non-performing loans are centered on loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $321,000 for the three months ended March 31, 2017 minimally impacted the allowance for loan losses which was 1.16% of total loans at March 31, 2017. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $101,083,000 to $1,160,664,000 at March 31, 2017 compared to March 31, 2016. Core deposits (total deposits excluding time deposits) increased $116,092,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $43,030,000 to $312,392,000 at March 31, 2017 compared to March 31, 2016.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity increased $1,450,000 to $139,113,000 at March 31, 2017 compared to March 31, 2016.  The change in accumulated other comprehensive loss from $2,708,000 at March 31, 2016 to $4,544,000 at March 31, 2017 is a result of an increase in unrealized losses on available for sale securities from an unrealized gain of $1,324,000 at March 31, 2016 to an unrealized loss of $281,000 at March 31, 2017.  The amount of accumulated other comprehensive loss at March 31, 2017 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $231,000 to $4,263,000 at March 31, 2017.  The current level of shareholders’ equity equates to a book value per share of $29.38 at March 31, 2017 compared to $29.09 at March 31, 2016 and an equity to asset ratio of 9.93% at March 31, 2017 compared to 10.44% at March 31, 2016.  Excluding goodwill and intangibles, book value per share was $25.41 at March 31, 2017 compared to $25.03 at March 31, 2016.  Dividends declared for the three months ended March 31, 2017 and 2016 were $0.47 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2017	2016	% Change
ASSETS
Noninterest-bearing balances	$22,494	$22,371	0.55%
Interest-bearing balances in other financial institutions	53,166	24,754	114.78%
Total cash and cash equivalents	75,660	47,125	60.55%

Investment securities, available for sale, at fair value	136,910	153,709	(10.93)%
Investment securities, trading	—	60	(100.00)%
Loans held for sale	1,221	514	137.55%
Loans	1,111,100	1,041,252	6.71%
Allowance for loan losses	(12,905)	(12,382)	4.22%
Loans, net	1,098,195	1,028,870	6.74%
Premises and equipment, net	24,431	22,158	10.26%
Accrued interest receivable	3,945	3,878	1.73%
Bank-owned life insurance	27,521	26,867	2.43%
Investment in limited partnerships	540	746	(27.61)%
Goodwill	17,104	17,104	—%
Intangibles	1,709	2,078	(17.76)%
Deferred tax asset	8,039	8,426	(4.59)%
Other assets	5,433	6,602	(17.71)%
TOTAL ASSETS	$1,400,708	$1,318,137	6.26%

LIABILITIES
Interest-bearing deposits	$848,272	$790,219	7.35%
Noninterest-bearing deposits	312,392	269,362	15.97%
Total deposits	1,160,664	1,059,581	9.54%

Short-term borrowings	8,589	15,874	(45.89)%
Long-term borrowings	75,998	91,025	(16.51)%
Accrued interest payable	387	439	(11.85)%
Other liabilities	15,957	13,555	17.72%
TOTAL LIABILITIES	1,261,595	1,180,474	6.87%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,007,569 and 5,005,534 shares issued	41,729	41,713	0.04%
Additional paid-in capital	50,091	50,004	0.17%
Retained earnings	62,071	58,888	5.41%
Accumulated other comprehensive loss:
Net unrealized (loss) gain on available for sale securities	(281)	1,324	(121.22)%
Defined benefit plan	(4,263)	(4,032)	(5.73)%
Treasury stock at cost, 272,452 and 272,452 shares	(10,234)	(10,234)	—%
TOTAL SHAREHOLDERS’ EQUITY	139,113	137,663	1.05%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,400,708	$1,318,137	6.26%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In Thousands, Except Per Share Data)	2017	2016	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$10,627	$10,355	2.63%
Investment securities:
Taxable	542	622	(12.86)%
Tax-exempt	298	475	(37.26)%
Dividend and other interest income	215	274	(21.53)%
TOTAL INTEREST AND DIVIDEND INCOME	11,682	11,726	(0.38)%

INTEREST EXPENSE:
Deposits	902	834	8.15%
Short-term borrowings	4	26	(84.62)%
Long-term borrowings	440	492	(10.57)%
TOTAL INTEREST EXPENSE	1,346	1,352	(0.44)%

NET INTEREST INCOME	10,336	10,374	(0.37)%

PROVISION FOR LOAN LOSSES	330	350	(5.71)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,006	10,024	(0.18)%

NON-INTEREST INCOME:
Service charges	528	532	(0.75)%
Securities gains, available for sale	197	435	(54.71)%
Securities gains, trading	2	40	(95.00)%
Bank-owned life insurance	172	184	(6.52)%
Gain on sale of loans	358	467	(23.34)%
Insurance commissions	191	206	(7.28)%
Brokerage commissions	331	255	29.80%
Other	872	878	(0.68)%
TOTAL NON-INTEREST INCOME	2,651	2,997	(11.54)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,770	4,580	4.15%
Occupancy	638	541	17.93%
Furniture and equipment	649	701	(7.42)%
Pennsylvania shares tax	238	258	(7.75)%
Amortization of investments in limited partnerships	46	152	(69.74)%
Federal Deposit Insurance Corporation deposit insurance	170	232	(26.72)%
Marketing	171	210	(18.57)%
Intangible amortization	90	87	3.45%
Other	2,213	2,300	(3.78)%
TOTAL NON-INTEREST EXPENSE	8,985	9,061	(0.84)%
INCOME BEFORE INCOME TAX PROVISION	3,672	3,960	(7.27)%
INCOME TAX PROVISION	986	882	11.79%
NET INCOME	$2,686	$3,078	(12.74)%

EARNINGS PER SHARE - BASIC	$0.57	$0.65	(12.31)%
EARNINGS PER SHARE - DILUTED	$0.56	$0.65	(13.85)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,734,805	4,740,503	(0.12)%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,761,305	4,740,503	0.44%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	March 31, 2017			March 31, 2016
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$42,232	$417	4.00%	$54,014	$535	3.98%
All other loans	1,057,495	10,352	3.97%	988,632	10,002	4.07%
Total loans	1,099,727	10,769	3.97%	1,042,646	10,537	4.06%

Taxable securities	89,317	685	3.07%	99,032	885	3.57%
Tax-exempt securities	46,673	452	3.87%	63,373	720	4.54%
Total securities	135,990	1,137	3.34%	162,405	1,605	3.95%

Interest-bearing deposits	33,167	72	0.88%	12,693	11	0.35%

Total interest-earning assets	1,268,884	11,978	3.82%	1,217,744	12,153	4.01%

Other assets	99,537			96,462

TOTAL ASSETS	$1,368,421			$1,314,206

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$156,423	15	0.04%	$148,856	14	0.04%
Super Now deposits	189,299	106	0.23%	188,147	125	0.27%
Money market deposits	262,883	191	0.29%	219,240	139	0.25%
Time deposits	210,052	590	1.14%	220,554	556	1.01%
Total interest-bearing deposits	818,657	902	0.45%	776,797	834	0.43%

Short-term borrowings	11,349	4	0.14%	28,410	26	0.36%
Long-term borrowings	82,554	440	2.13%	91,025	492	2.14%
Total borrowings	93,903	444	1.89%	119,435	518	1.72%

Total interest-bearing liabilities	912,560	1,346	0.60%	896,232	1,352	0.60%

Demand deposits	300,102			265,053
Other liabilities	16,074			15,406
Shareholders’ equity	139,685			137,515

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,368,421			$1,314,206
Interest rate spread			3.22%			3.41%
Net interest income/margin		$10,632	3.40%		$10,801	3.57%

	Three Months Ended March 31,
	2017	2016
Total interest income	$11,682	$11,726
Total interest expense	1,346	1,352
Net interest income	10,336	10,374
Tax equivalent adjustment	296	427
Net interest income (fully taxable equivalent)	$10,632	$10,801

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Operating Data
Net income	$2,686	$2,948	$3,059	$3,390	$3,078
Net interest income	10,336	10,337	10,247	10,288	10,374
Provision for loan losses	330	330	258	258	350
Net security gains	199	441	261	492	475
Non-interest income, excluding net security gains	2,452	2,415	2,821	2,686	2,522
Non-interest expense	8,985	8,625	8,739	8,666	9,061

Performance Statistics
Net interest margin	3.40%	3.38%	3.37%	3.42%	3.57%
Annualized return on average assets	0.79%	0.87%	0.91%	1.00%	0.94%
Annualized return on average equity	7.69%	8.43%	8.69%	9.77%	8.95%
Annualized net loan charge-offs (recoveries) to average loans	0.12%	0.06%	0.02%	0.05%	—%
Net charge-offs (recoveries)	321	152	57	123	12
Efficiency ratio	69.6%	66.9%	66.2%	66.0%	69.6%

Per Share Data
Basic earnings per share	$0.57	$0.62	$0.65	$0.72	$0.65
Diluted earnings per share	0.56	0.62	0.65	0.72	0.65
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.38	29.20	29.56	29.45	29.09
Common stock price:
High	49.45	52.03	44.75	44.70	41.32
Low	43.28	41.00	40.34	37.82	36.73
Close	43.45	50.50	44.46	41.99	38.54
Weighted average common shares:
Basic	4,735	4,734	4,734	4,733	4,741
Fully Diluted	4,761	4,734	4,734	4,733	4,741
End-of-period common shares:
Issued	5,008	5,007	5,007	5,006	5,006
Treasury	272	272	272	272	272

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Financial Condition Data:
General
Total assets	$1,400,708	$1,348,590	$1,347,412	$1,346,482	$1,318,137
Loans, net	1,098,195	1,080,785	1,056,762	1,041,602	1,028,870
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,709	1,799	1,889	1,979	2,078
Total deposits	1,160,664	1,095,214	1,088,297	1,084,867	1,059,581
Noninterest-bearing	312,392	303,277	295,599	274,002	269,362

Savings	159,652	153,788	150,822	152,540	153,217
NOW	205,011	174,653	175,767	190,890	190,168
Money Market	278,443	245,121	244,138	246,712	226,659
Time Deposits	205,166	218,375	221,971	220,723	220,175
Total interest-bearing deposits	848,272	791,937	792,698	810,865	790,219

Core deposits*	955,498	876,839	866,326	864,145	839,406
Shareholders’ equity	139,113	138,249	139,935	139,394	137,663

Asset Quality
Non-performing loans	$10,870	$11,626	$11,530	$11,626	$11,648
Non-performing loans to total assets	0.78%	0.86%	0.86%	0.86%	0.88%
Allowance for loan losses	12,905	12,896	12,718	12,517	12,382
Allowance for loan losses to total loans	1.16%	1.18%	1.19%	1.19%	1.19%
Allowance for loan losses to non-performing loans	118.72%	110.92%	110.30%	107.66%	106.30%
Non-performing loans to total loans	0.98%	1.06%	1.08%	1.10%	1.12%

Capitalization
Shareholders’ equity to total assets	9.93%	10.25%	10.39%	10.35%	10.44%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended March 31,
(Dollars in Thousands, Except Per Share Data)	2017	2016
GAAP net income	$2,686	$3,078
Less: net securities gains, net of tax	131	314
Non-GAAP operating earnings	$2,555	$2,764

	Three Months Ended March 31,
	2017	2016
Return on average assets (ROA)	0.79%	0.94%
Less: net securities gains, net of tax	0.04%	0.10%
Non-GAAP operating ROA	0.75%	0.84%

	Three Months Ended March 31,
	2017	2016
Return on average equity (ROE)	7.69%	8.95%
Less: net securities gains, net of tax	0.37%	0.91%
Non-GAAP operating ROE	7.32%	8.04%

	Three Months Ended March 31,
	2017	2016
Basic earnings per share (EPS)	$0.57	$0.65
Less: net securities gains, net of tax	0.03	0.07
Non-GAAP basic operating EPS	$0.54	$0.58

	Three Months Ended March 31,
	2017	2016
Dilutive EPS	$0.56	$0.65
Less: net securities gains, net of tax	0.02	0.07
Non-GAAP dilutive operating EPS	$0.54	$0.58